Exhibit 10.3

CALL OPTION TERMINATION AGREEMENT dated as of [__], 2026
Between ADVANCED ENERGY INDUSTRIES, INC. and [BANK OF AMERICA, N.A.][BANK OF MONTREAL (WITH BMO CAPITAL MARKETS CORP. ACTING AS AGENT)][BNP PARIBAS][CITIBANK, N.A.][WELLS FARGO BANK, NATIONAL ASSOCIATION]

THIS CALL OPTION TERMINATION AGREEMENT (this “Agreement”) with respect to the Call Option Confirmations (as defined below) is made as of [__], 2026 between Advanced Energy Industries, Inc. (“Company”) and [Bank of America, N.A.][Bank of Montreal (with BMO Capital Markets Corp. acting as agent)][BNP Paribas][Citibank, N.A.][Wells Fargo Bank, National Association] (“Dealer”).

WHEREAS, Company issued $575,000,000 aggregate principal amount of 2.50% Convertible Senior Notes due 2028 (the “Convertible Notes”) pursuant to an Indenture dated as of September 12, 2023 between Company and U.S. Bank Trust Company, National Association, as trustee;

WHEREAS, in connection with the pricing of the Convertible Notes, Company and Dealer entered into a Base Call Option Transaction (the “Base Call Option Transaction”) pursuant to an ISDA confirmation dated as of September 7, 2023, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Company purchased from Dealer 500,000 call options (as amended, modified, terminated or unwound from time to time, the “Base Call Option Confirmation”);

WHEREAS, in connection with the exercise of the initial purchasers’ option to purchase additional Convertible Notes, Company and Dealer entered into an Additional Call Option Transaction (the “Additional Call Option Transaction” and, together with the Base Call Option Transaction, the “Call Option Transactions”) pursuant to an ISDA confirmation dated as of September 8, 2023, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Company purchased from Dealer 75,000 call options (as amended, modified, terminated or unwound from time to time, the “Additional Call Option Confirmation” and, together with the Base Call Option Confirmation, the “Call Option Confirmations”); and

WHEREAS, in connection with a repurchase by Company of a portion of the outstanding Convertible Notes, Company has requested full termination of the Additional Call Option Transaction and partial termination of the Base Call Option Transaction;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.            Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Call Option Confirmations.

2.            Termination. Notwithstanding anything to the contrary in the Call Option Confirmations, Company and Dealer agree that, effective on the date hereof, but subject to Dealer’s payment of the Cash Settlement Amount (as defined below) to Company and subject to Section 13 of this Agreement, (i) the Additional Call Option Transaction shall automatically terminate and all of the respective rights and obligations of the parties under the Additional Call Option Confirmation shall be terminated, cancelled and extinguished, (ii) the Number of Options under the Base Call Option Transaction shall be reduced to [________] and (iii) in connection therewith, Dealer shall be required to pay to Company the Cash Settlement Amount on the Settlement Date pursuant to Section 3 below.

3.            Payment. On [Insert Closing Date for Convertible Offering] (the “Settlement Date”), Dealer shall pay to Company in immediately available funds, to the account specified in Section 6 hereof, cash in U.S. Dollars in an amount equal to $[________] (the “Cash Settlement Amount”). Company and Dealer agree that the payments required by this Agreement and the Warrant Termination Agreement dated as of the date hereof between Dealer and Company shall be netted against each other such that, on the Settlement Date, each party’s obligation to make such payment shall be automatically satisfied and discharged and, if the amount that would otherwise have been payable by one party exceeds the amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by which the larger amount would have been payable to pay the other party the excess of such larger amount over the smaller amount.

4.            Representations and Warranties of Company. Company represents and warrants to Dealer on the date hereof that:

(a)  it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)  such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)  all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)  its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e)  it is not in possession of any material nonpublic information with respect to Company or the Shares;

(f)  it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(g)  is not and, after consummation of the transactions contemplated hereby, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(h)  it understands that notwithstanding any other relationship between Company and Dealer and its affiliates, in connection with the Call Option Transactions and this Agreement, Dealer is acting as principal and is not a fiduciary or advisor in respect of any such transactions, including any entry, exercise, amendment, unwind or termination thereof;

(i)  it is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended), other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act, as amended); and

(j)  it (A) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (C) has total assets of at least $50 million.

5.            Representations and Warranties of Dealer. Dealer represents and warrants to Company on the date hereof that:

(a)  it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)  such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)  all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d)  its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

6.            Account for Payment to Company:

[***].

7.            Governing Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

8.            Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument. Any signature page executed by facsimile or electronic transmission (e.g., “pdf” or “tif”), or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com, shall be effective as delivery of a manually executed counterpart hereof.

9.            No Reliance, etc. Company confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

10.            Designation by Dealer. Notwithstanding any other provision in this Agreement to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Company, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the transactions contemplated by this Agreement and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Company to the extent of any such performance.

11.            No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Call Option Confirmations shall remain in full force and effect and are hereby confirmed in all respects.

12.            Additional Acknowledgements and Agreements. Company understands, acknowledges and agrees that (A) Company does not have, and shall not attempt to exercise, any influence over how, when or whether Dealer effects any hedge unwind activity in connection with this Agreement, (B) Dealer and its affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into or unwind swaps or other derivative securities for its own account in connection with the transactions contemplated by this Agreement, (C) Dealer and its affiliates also may be active in the market for Shares or other securities other than in connection with hedging activities in relation to the transactions contemplated by this Agreement, (D) Dealer shall make its own determination as to whether, when or in what manner any hedging or market activities in securities of Company shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the payment required under this Agreement, (E) any market activities of Dealer and its affiliates with respect to Shares or other securities may affect the market price and volatility of Shares, each in a manner that may be adverse to Company and (F) Dealer may purchase or sell Shares or unwind other hedge positions for its own account at an average price that may be greater than, or less than, any price paid by or to Company in connection with the transactions contemplated by this Agreement.

13.            Unwind Termination Effectiveness. In the event the sale of the “Firm Securities” (as defined in the Purchase Agreement (the “Purchase Agreement”) dated as of [_____], 2026 between Company and Wells Fargo Securities, LLC, as representative of the Initial Purchasers party thereto (the “Initial Purchasers”)) is not consummated with the Initial Purchasers for any reason by 5:00 p.m. (New York City time) on the Settlement Date, or such later date as agreed upon by Company and Dealer (the Settlement Date or such later date, the “Unwind Termination Date”), this Agreement shall automatically terminate (the “Unwind Termination”) on the Unwind Termination Date and (i) this Agreement and all of the respective rights and obligations of Dealer and Company under this Agreement shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with this Agreement either prior to or after the Unwind Termination Date. Each of Dealer and Company represents and acknowledges to the other that upon an Unwind Termination, all obligations with respect to this Agreement shall be deemed fully and finally discharged, and all of the terms and conditions of the Call Option Confirmations as in effect prior to execution of this Agreement shall remain in full force and effect.

[14.         [Role of Agent. Each of Dealer and Company acknowledges to and agrees with the other party hereto and to and with BMO Capital Markets Corp. (“Agent”) that (i) the Agent is acting as agent for Dealer under this Agreement pursuant to instructions from such party, (ii) the Agent is not a principal or party to this Agreement, and may transfer its rights and obligations with respect to this Agreement, (iii) the Agent shall have no responsibility, obligation or liability, by way of issuance, guaranty, endorsement or otherwise in any manner with respect to the performance of either party under this Agreement (including arising from any failure by Dealer or Company to pay or perform any obligation under this Agreement), (iv) Dealer and the Agent have not given, and Company is not relying (for purposes of making any investment decision or otherwise) upon, any statements, opinions or representations (whether written or oral) of Dealer or the Agent, other than the representations expressly set forth in this Agreement, and (v) each party agrees to proceed solely against the other party, and not the Agent, to collect or recover any money or securities owed to it in connection with this Agreement. Each party hereto acknowledges and agrees that the Agent is an intended third party beneficiary hereunder. Company acknowledges that the Agent is an affiliate of Dealer. Dealer will be acting for its own account in respect of this Agreement.]1[BNP Paribas Securities Corp. as Agent. Company agrees and acknowledges that (x) if Company, or any entity (whether acting as investment manager, investment advisor or otherwise) entering this Agreement as agent on behalf of Company, is legally organized or formed in the United States, to the extent as required pursuant to the safe harbor from registration as a broker-dealer contained in SEC Rule 15a-6, BNP Paribas Securities Corp. (“BNPPSC”), an affiliate of BNP Paribas, has been granted authority and is acting solely as agent and not as principal with respect to this Agreement and (y) BNPPSC has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Agreement (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other parties’ obligations under this Agreement, and agrees that the employees of BNPPSC have been granted authority to act on behalf of BNP Paribas to facilitate such agency capacity. “SEC Rule 15a-6” means 17 C.F.R. 240.15a-6 as defined under the Exchange Act.]2]

[14][15].       [Insert additional Dealer boilerplate language, if any.]

[Signature Pages Follow]

1 NTD: Insert for BMO.

2 NTD: Insert for BNP.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

[BANK OF AMERICA, N.A.][BNP PARIBAS][CITIBANK, N.A.][WELLS FARGO BANK, NATIONAL ASSOCIATION]

By:
Name:
Title:

[By:
Name:
Title: ][3]

[BANK OF MONTREAL

By:
Name:
Title:
BMO CAPITAL MARKETS CORP., as agent for BANK OF MONTREAL

By:
Name:
Title: ][4]

ADVANCED ENERGY INDUSTRIES, INC.

By:
Name:
Title:

3 NTD: Insert for BNP.

4 NTD: Insert for BMO.

[Signature Page to Call Option Termination Agreement]